UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : January 27, 2003

     ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2002 providing for the issuance of 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-07              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report)

Item 5.    Other Events.



     This current report on Form 8-K relates to the monthly distribution reported to the holders of 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2001 among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, U.S. Bank National Association, as Trustee, and JPMorgan Chase Bank, as Certificate Administrator.

     On January 27, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on January 27, 2003 as Exhibit 99.1.

ASSET BACKED FUNDING CORPORATION
2002-CB1 Trust
C-BASS Mortgage  Loan  Asset-Backed  Certificates,  Series 2002-CB1
-------------------------------------------------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Certificate Administrator under the Agreement referred to herein



Date:  January 31, 2003              By: /s/  Diane E. Wallace
                                       ------------------------------------
                             Name:      Diane E. Wallace
                             Title:     Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         January 27, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  January 27, 2003


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               January 27, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A      50,000,000.00     39,048,089.79    1,513,881.46      62,117.36     1,575,998.82        0.00       0.00       37,534,208.33
A2A     117,592,000.00     90,319,837.98    3,769,828.24     141,271.96     3,911,100.20        0.00       0.00       86,550,009.74
A2B      20,751,000.00     17,720,759.77      418,869.80      30,237.35       449,107.15        0.00       0.00       17,301,889.97
M1       15,891,000.00     15,891,000.00            0.00      32,764.19        32,764.19        0.00       0.00       15,891,000.00
M2       12,950,000.00     12,950,000.00            0.00      32,454.81        32,454.81        0.00       0.00       12,950,000.00
B1        7,063,000.00      7,063,000.00            0.00      21,781.05        21,781.05        0.00       0.00        7,063,000.00
B2        8,240,000.00      8,240,000.00            0.00      38,592.06        38,592.06        0.00       0.00        8,240,000.00
N        12,900,000.00      5,530,682.24      805,299.51      44,015.01       849,314.52        0.00       0.00        4,725,382.73
R                 0.00              0.00            0.00           0.00             0.00        0.00       0.00                0.00
TOTALS  245,387,000.00    196,763,369.78    6,507,879.01     403,233.79     6,911,112.80        0.00       0.00      190,255,490.77

AIO      73,130,000.00     73,130,000.00            0.00     255,903.55       255,903.55        0.00       0.00       73,130,000.00
X       235,429,185.40    194,175,552.36            0.00           0.00             0.00        0.00       0.00      188,472,972.85
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------     -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------     -------------------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                       ENDING                        PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL         PRINCIPAL           CLASS          RATE
--------------------------------------------------------------------------------------------------  ----------------------------
A1A      12489WEG5      780.96179580    30.27762920   1.24234720    31.51997640      750.68416660      A1A            1.790000 %
A2A      12489WEN0      768.07808337    32.05854344   1.20137390    33.25991734      736.01953993      A2A            1.760000 %
A2B      12489WEP5      853.97136379    20.18552359   1.45715146    21.64267505      833.78584020      A2B            1.920000 %
M1       12489WEJ9    1,000.00000000     0.00000000   2.06180794     2.06180794    1,000.00000000      M1             2.320000 %
M2       12489WEK6    1,000.00000000     0.00000000   2.50616293     2.50616293    1,000.00000000      M2             2.820000 %
B1       12489WEL4    1,000.00000000     0.00000000   3.08382415     3.08382415    1,000.00000000      B1             3.470000 %
B2       12489WEM2    1,000.00000000     0.00000000   4.68350243     4.68350243    1,000.00000000      B2             5.270000 %
N        N/A            428.73505736    62.42631860   3.41201628    65.83833488      366.30873876      N              9.550000 %
TOTALS                  801.84920057    26.52087930   1.64325653    28.16413583      775.32832126

AIO      12489WEH3    1,000.00000000     0.00000000   3.49929646     3.49929646    1,000.00000000      AIO            4.200000 %
X        N/A            824.77264673     0.00000000   0.00000000     0.00000000      800.55058819      X              0.000000 %
-------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   January 27, 2003

Sec. 4.06(iii) O/C Amount                                               2,942,864.82
Sec. 4.06(iii) Targeted O/C Amount                                      2,942,864.82
Sec. 4.06(iii) O/C Deficiency Amount                                    0.00
Sec. 4.06(iii) O/C Release Amount                                       0.00
Sec. 4.06(iii) Monthly Excess Interest                                  861,493.01
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                          861,493.01
Sec. 4.06(iii) Extra Principal Distribution Amount                      57,474.83

Sec. 4.06(iv) Servicing Compensation                                    0.00
Sec. 4.06(iv) Servicing Fee                                             54,150.00
Sec. 4.06(iv) PMI Premium                                               0.00
Sec. 4.06(iv) Special Servicing Fee Accrued                             54,150.00
Sec. 4.06(iv) Previous Unpaid Special Servicing Fees                    0.00
Sec. 4.06(iv) Special Servicing Fee Paid

Sec. 4.06(v) Current Advances                                           0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                  67,586,311.72
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                  120,886,661.13

Sec. 4.06(vii) Total Beginning Number of Loans                         2,150.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                   959
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                 1,191.00


Sec. 4.06(vii) Total Ending Number of Loans                             2,100.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                       941.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                     1,159.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans             9.79%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                   9.98%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                   9.69%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                 262.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                 326.00


Sec. 4.06(viii)Loans Delinquent


 Group 1
                                            Principal
Category                Number               Balance               Percentage
1 Month                81                      5,065,526.55                  7.49 %
2 Month                43                      3,010,965.21                  4.45 %
3 Month                293                    18,860,753.76                 27.91 %
Total                  417                    26,937,245.52                 39.85 %
 Group 2
                                            Principal
Category                Number               Balance               Percentage
1 Month                112                    11,738,594.39                  9.71 %
2 Month                39                      4,226,559.72                  3.50 %
3 Month                204                    20,716,321.85                 17.14 %
 Total                 355                    36,681,475.96                 30.35 %
 Group Totals
                                            Principal
Category                Number               Balance               Percentage
1 Month                193                    16,804,120.94                  8.92 %
2 Month                82                      7,237,524.93                  3.84 %
3 Month                497                    39,577,075.61                 21.00 %
 Total                 772                    63,618,721.48                 33.76 %

Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures



                                      -7-




                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   January 27, 2003

Sec. 4.06(viii)Loans in Foreclosure

 Group 1
                        Principal
 Number                 Balance               Percentage
          65              4,843,676.35                 7.17 %
 Group 2
                        Principal
 Number                 Balance               Percentage
          80              8,534,885.33                 7.06 %
Group Totals
                        Principal
 Number                 Balance               Percentage
         145             13,378,561.68                 7.10 %




Sec. 4.06(viii)Loans in Bankruptcy

 Group 1
                        Principal
 Number                 Balance               Percentage
         188             11,542,442.44                17.08 %
 Group 2
                        Principal
 Number                 Balance               Percentage
          96              8,976,527.18                 7.43 %

Group Totals
                        Principal
 Number                 Balance               Percentage
         284             20,518,969.62                10.89 %



Sec. 4.06(ix)Loans in REO

 Group 1
                        Principal
 Number                 Balance               Percentage
          17                804,807.48                 1.19 %
 Group 2
                        Principal
 Number                 Balance               Percentage
          20              2,156,311.39                 1.78 %
Group Totals
                        Principal
 Number                 Balance               Percentage
          37              2,961,118.87                 1.57 %




Sec. 4.06(x) Reperforming Loans                                            207
Sec. 4.06(x) Reperforming Loan Balances                          14,965,094.33

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                    1,550,899.78
Principal Prepayments Group 2                                    4,033,191.36

Sec. 4.06(xii) Prepayment Penalties/Premiums                       99,446.35

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                        0
Current Realized Losses Incurred in Group 2                        57,474.83
Cummulative Realized Losses Incurred in Group 1                    390,322.57
Cummulative  Realized Losses Incurred in Group 2                   156,960.41




                                   -8-



                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               January 27, 2003

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                     0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                     0.00
Class A2A Unpaid Interest Shortfall                                     0.00
Class A2b Unpaid Interest Shortfall                                     0.00
Class M1 Unpaid Interest Shortfall                                      0.00
Class M2 Unpaid Interest Shortfall                                      0.00
Class B1  Unpaid Interest Shortfall                                     0.00
Class B2  Unpaid Interest Shortfall                                     0.00
Class N Unpaid Interest Shortfall                                       0.00

Current Period Relief Act Interest Shortfalls                       123.68

Class A1A Interest Accrual Relief Act Reduction                  12.49
Class A2A Interest Accrual Relief Act Reduction                  28.40
Class A2B Interest Accrual Relief Act Reduction                  6.08
Class AIO Interest Accrual Relief Act Reduction                  51.45
Class M1  Interest Accrual Relief Act Reduction                  6.59
Class M2  Interest Accrual Relief Act Reduction                  6.53
Class B1  Interest Accrual Relief Act Reduction                  4.38
Class B2  Interest Accrual Relief Act Reduction                  7.76
Total Class Interest Accrual Relief Act Reduction                123.68


Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                  0.00

Sec. 4.06(xxi) Trustee Fee Paid                                  1,456.32

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2B                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2B               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M2                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B2                 0.00


Sec. 4.06(xiv) Has the Trigger Event Occurred                           yes

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                 16.6665%

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0000%

Sec. 4.06(xxv) Available Funds
Available Funds                                       7,123,176.33
Interest Remittance Amount                            1,478,071.65
Principal Remittance Amount                           5,645,104.68

Sec 4.06 Repurchased Principal                                  0.00

Sec 4.06 Class X Distributable Amount                           0.00

